Loss Per Share	12 Months Ended
Dec. 31, 2023
Loss Per Share [Abstract]
LOSS PER SHARE

13. LOSS PER SHARE

	For the Years Ended December 31,
	2023	2022	2021

Net loss	$(13,893,281)	$(105,296,603)	$(1,009,952)
Weighted average number of ordinary share outstanding
Basic	87,534,052	78,614,174	55,440,527
Diluted	87,534,052	78,614,174	55,440,527
Loss per share
Basic	$(0.16)	$(1.34)	$(0.02)
Diluted	$(0.16)	$(1.34)	$(0.02)

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. The computation of diluted net loss per share does not include dilutive ordinary shares equivalents in the weighted average shares outstanding, as they would be anti-dilutive.

For the years ended December 31, 2023, 2022, and 2021, the unvested RSUs, warrants, options and convertible preferred shares were excluded from the calculation of diluted earnings per share because they were anti-dilutive.